UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York	11779-7410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on May 8, 2012, Lakeland Industries, Inc. (the “Company”) filed a motion for clarification to stay the enforcement of the arbitral award issued against the Company and its wholly-owned subsidiary, Lakeland Brasil S.A. (together with Lakeland Industries, Inc., the “Company”) in the arbitration proceeding in Brazil in which they are parties. On June 21, 2012, the Company received notice that the arbitration panel dismissed the Company’s motion for clarification. The Company is continuing to work with counsel to determine and evaluate its options, including a second motion for clarification which was filed today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2012

LAKELAND INDUSTRIES, INC.

/s/ Christopher J. Ryan
Christopher J. Ryan
President and Chief Executive Officer